Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED LETTER OF CREDIT AGREEMENT

This First Amendment to Amended and Restated Letter of Credit Agreement (the "Amendment") is entered into as of December 17, 2010, by and between COMERICA BANK ("Bank") and INTERNET CAPITAL GROUP, INC. ("ICG"), ICG HOLDINGS, INC. ("ICG Holdings") and INTERNET CAPITAL GROUP OPERATIONS, INC. ("ICG Operations")(ICG, ICG HOLDINGS and ICG Operations are sometimes referred to, individually, as a "Borrower" and collectively, as the "Borrowers").

RECITALS

Borrowers and Bank are parties to that certain Amended and Restated Letter of Credit Agreement dated as of December 18, 2009 (as amended from time to time, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

  Incorporation by Reference. The Recitals and the documents referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

  Amendment to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Article IV hereof, the Agreement is hereby amended as set forth below.

    The following defined term in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

    "Revolving Maturity Date" means December 16, 2011.

    The Schedule of Exceptions to the Agreement is hereby replaced by the attached Schedule of Exceptions.

  Legal Effect.

    The Agreement is hereby amended wherever necessary to reflect the changes described above. Each Borrower agrees that it has no defenses against the obligations to pay any amounts under the Agreement.

    Each Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon such Borrower's representations, warranties, and agreements, as set forth in the Agreement and the other Loan Documents. Except as expressly modified pursuant to this Amendment, the terms of the Agreement and the other Loan Documents remain unchanged, and in full force and effect. Bank's agreement to modifications to the existing Agreement pursuant to this Amendment in no way shall obligate Bank to make any future modifications to the Agreement. Nothing in this Amendment shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrowers to retain as liable parties, all makers and endorsers of the Agreement and the other Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment. The terms of this paragraph apply not only to this Amendment, but also to all subsequent loan modification requests.

    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This is an integrated Amendment and supersedes all prior negotiations and agreements regarding the subject matter hereof. All modifications hereto must be in writing and signed by the parties.

  Conditions Precedent. Except as specifically set forth in this Amendment, all of the terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The effectiveness of this Amendment is conditioned upon receipt by Bank of:

    This Amendment, duly executed by Borrowers;

    Corporation Resolutions and Incumbency Certification, duly executed by each Borrower;

    A legal fee from Borrower in the amount of $500; and

    Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Remainder of page left intentionally blank; Signature page and exhibits follow.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.
INTERNET CAPITAL GROUP, INC.	INTERNET CAPITAL GROUP OPERATIONS, INC.

By: /s/ Suzanne L. Niemeyer /	By: /s/ Suzanne L. Niemeyer /
Name: Suzanne L. Niemeyer /	Name: Suzanne L. Niemeyer /
Title: General Counsel and Managing Director /	Title: Secretary /

ICG HOLDINGS, INC.	COMERICA BANK

By: /s/ Suzanne L. Niemeyer /	By: /s/ William B. Schlosser /
Name: Suzanne L. Niemeyer /	Name: William B. Schlosser /
Title: Vice President and Secretary /	Title: VP /